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                                Exhibit 10.64


                                                                   GE CAPITAL

                                   General Electric Capital Corporation
                                   P.O. Box 310, Barrington, IL 60011
                                   708-381-6600


                                 May 10, 1996

VIA FACSIMILE AND FEDERAL EXPRESS


Malvin Algood, Chief Executive Officer
General Acceptance Corporation
5015 W. State Road 46, Suite N
Bloomington, IN 47404


          RE:    Loan  and  Security  Agreement with General Electric Capital
Corporation

Deal Al:

     Reference is made to that certain Loan and Security Agreement dated as of May 1, 1992, as amended, between Borrower and Lender (the "Loan Agreement") and to the Forbearance Agreement executed by the parties in the form of a letter dated March 20, 1996 (the "Forbearance") (together, the "Agreement"). All terms used in this letter without definition shall have the meaning given to such terms in the Agreement.

       Pursuant to our conversation of May 9, 1996, Lender agrees to amend the Forbearance as follows:

       Exhibit D (Delinquency and Losses) of the Forbearance is hereby deleted in its entirety and a new Exhibit D (attached hereto) substituted therefor.

          All other terms and conditions of the Agreement shall remain in full force and effect.

                              Very truly yours,

                              General electric Capital Corporation

                              By:   /s/ Jim Bolger
                              Its:   Authorized Representative

ACKNOWLEDGED AND AGREED:

General Acceptance Corporation


By:   /s/   M. L. Algood
Its: Chairman and Chief Executive Officer



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                                  EXHIBIT D

                            Delinquency and Losses



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 Calendar Month End For 1996  30 Day Delinquency Percentage
- ----------------------------  -----------------------------------

January                                                     11.0%
February                                                    10.5%
March                                                        9.0%
April                                                        8.0%
May                                                          7.0%
June                                                         7.0%



Calendar Month End 1996       Cumulative Net Charge -Off Losses
- ----------------------------  -----------------------------------

 January                      $                        2,750,000
February                      $                        4,750,000
March                         $                        8,250,000
April                         $                       10,750,000
May                           $                       12,500,000
June                          $                       14,250,000



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